UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) February 20, 2006

                        Commission File Number 000-28638

                                 BMB MUNAI, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

               NEVADA                                   30-0233726
  -------------------------------             -------------------------------
  (State or other jurisdiction of             (I.R.S. Employer Identification
   incorporation or organization)                         Number)

                  202 Dostyk Ave, 4th Floor, Almaty, Kazakhstan
                  ---------------------------------------------
                    (Address of principal executive offices)

                                     050051
                                   ---------
                                   (Zip Code)

                                +7 (3272) 375-125
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                (Registrant's Executive Office Telephone Number)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Appointment of Principal Operating Officer

         On February 20, 2006, Mr. Gamal Kulumbetov accepted appointment by our board of directors to serve as our Chief Operating Officer. Following is a brief description of the business background of Mr. Kulumbetov:

         Mr. Kulumbetov graduated from the Kazakh National Technical University, Department of Oil and Gas Geology located in Almaty, Kazakhstan in 1997 where he was awarded a Bachelors degree in Geology. Mr. Kulumbetov is now in the process of completing a Ph.D. from the same university. Since graduating in 1997 Mr. Kulumbetov has completed various oil and gas and geological trainings from Japan National Oil Corporation, MI Drilling Fluids LLC of Germany, Chevron Texaco of Houston, Petroleum Industry Training Center of Almaty, Kazakhstan, and Ernst & Young Company of Almaty, Kazakhstan. In 2000 Mr. Kulumbetov was employed by Halliburton as a Surface Data Logging Engineer. From 2001 through April 2005 Mr. Kulumbetov was employed by Tengizchevroil ("TCO") as the Deputy Manager of the TCO Fields Development Project. From April 2005 to December 2005 Mr. Kulumbetov was employed at Big Sky Energy Corporation as Chief Geologist. Mr. Kulumbetov joined BMB Munai, Inc. as a Vice President of Operations in December of 2005. Mr. Kulumbetov is not a director of any SEC reporting company. Mr. Kulumbetov is 31 years old.

         There are no family relationships among any of the Company's officers or directors.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BMB MUNAI, INC.



Date: February 24, 2006                              By: /s/ Adam R. Cook
                                                        -----------------------
                                                        Adam R. Cook, Secretary

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